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         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

    HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
 Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the                June 19, 2000
Distribution Date occurring on

2.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect    $24,830,976.39
to the Collection Period was equal to


(b)  The amount of Available Funds with respect    $24,830,976.39
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the            $4,392,810.35
Collection Period was equal to

(d)  Net Liquidation Proceeds for the               $1,858,338.94
Collection Period was equal to
        (i) The annualized net default rate             6.882170%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to     $451,916,717.46

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to     $431,922,468.38

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $27,934,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such      $7,905,000.00
Distribution Date was equal to


(i)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such      $4,299,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the             $1,129,791.79
Distribution Date was equal to

(k)  The Principal Distributable Amount for the    $17,245,039.83
Distribution Date was equal to

(l)  The Principal Amount Available for the        $22,360,751.64
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was     $406,328,664.06
equal to

(n)  The Aggregate Optimal Note Balance was       $389,083,624.23
equal to

(o)  The Targeted Credit Enhancement Amount was    $59,389,339.40
equal to

(p)  The Targeted Reserve Account Balance was      $16,550,495.25
equal to

(q)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was            13.750000%
equal to

(r)  The Reserve Account Deposit Amount for the             $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount     $2,304,094.83
for the Distribution Date

(t)  The Reserve Account Shortfall for the                  $0.00
Distribution Date

(u)  The amount on deposit in the Reserve          $16,550,495.25
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was             3.831821%
equal to

(w)  The Targeted Overcollateralization Amount     $42,838,844.15
was equal to

(x)  The ending overcollateralization was equal    $42,838,844.15
to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
      Distribution Date was equal to                    9.918179%

(z)  The notional amount of the Interest Rate     $212,753,615.52
Cap was equal to

(aa)  Payments received under the Interest Rate        $62,407.73
Cap were equal to

(ab)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                        6.570000%

(ac)  The Weighed Average Coupon (WAC) was             19.555000%
equal to

(ad)  The Weighed Average Remaining Maturity                   38
(WAM) was equal to


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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                   0.000000%
   1.   Class A-1 related Note Rate                     5.330000%
   2.   Class A-1 principal balance - beginning             $0.00
of period
   3.   Accrual convention                             Actual/360
   4.   Days in Interest Period                                33

   5.   Class A-1 interest due                              $0.00
   6.   Class A-1 interest paid                             $0.00
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning              $0.00
of period
   2.  Class A-1 principal - amount due                     $0.00
   3.  Class A-1 principal - amount paid                    $0.00
   4.  Class A-1 principal balance - end of                 $0.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the           0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of          59.331821%
the Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                       $0.00
   2.   Principal distribution per $1,000                   $0.00
   3.   Interest distribution per $1,000                    $0.00

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                   5.5140000%
   2.   Class A-2 principal balance - beginning             $0.00
of period
   3.   Accrual convention                             Actual/360
   4.   Days in Interest Period                                33

   5.   Class A-2 interest due                              $0.00
   6.   Class A-2 interest paid                             $0.00
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning              $0.00
of period
   2.  Class A-2 principal - amount due                     $0.00
   3.  Class A-2 principal - amount paid                    $0.00
   4.  Class A-2 principal balance - end of                 $0.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the           0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of          59.331821%
the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                      $66.64
   2.   Principal distribution per $1,000                  $60.70
   3.   Interest distribution per $1,000                    $5.94

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                    6.570000%
          (b)  Spread                                   0.450000%
          (c)  Class A-3 related Note Rate              7.020000%

   2.    Class A-3 principal balance -            $131,921,615.52
beginning of period
   3.    Accrual convention                            Actual/360
   4.    Days in Interest Period                               33

   5.   Class A-3 interest due                        $848,915.60
   6.   Class A-3 interest paid                       $848,915.60
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning    $131,921,615.52
of period
   2.  Class A-3 principal - amount due             $8,680,657.09
   3.  Class A-3 principal - amount paid            $8,680,657.09
   4.  Class A-3 principal balance - end of       $123,240,958.43
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the          28.533121%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of          59.331821%
the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                    $6.48083
   2.   Principal distribution per $1,000                $0.00000
   3.   Interest distribution per $1,000                 $6.48083

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note
Rate
          (a)  Libor                                    6.570000%
          (b)  Spread                                   0.500000%
          (c)  Class A-4 related Note Rate              7.070000%

   2.    Class A-4 principal balance -             $80,832,000.00
beginning of period
   3.    Accrual convention                            Actual/360
   4.    Days in Interest Period                               33

   5.   Class A-4 interest due                        $523,858.72
   6.   Class A-4 interest paid                       $523,858.72
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning     $80,832,000.00
of period
   2.  Class A-4 principal - amount due                     $0.00
   3.  Class A-4 principal - amount paid                    $0.00
   4.  Class A-4 principal balance - end of        $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-4 Notes as a percentage of the          18.714470%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of          59.331821%
the Pool Balance on the Distribution Date
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(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $26.73276
   2.   Principal distribution per $1,000               $24.16151
   3.   Interest distribution per $1,000                 $2.57125

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                    5.650000%
   2.   Class A-5 principal balance - beginning    $54,610,657.92
of period
   3.   Accrual convention                                 30/360
   4.   Days in Interest Period                                33

   4.   Class A-5 interest due                        $257,125.18
   5.   Class A-5 interest paid                       $257,125.18
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning     $54,610,657.92
of period
   2.  Class A-5 principal - amount due             $2,416,151.15
   3.  Class A-5 principal - amount paid            $2,416,151.15
   4.  Class A-5 principal balance - end of        $52,194,506.77
period
   5.  Class A-5 Principal Carryover Shortfall              $0.00
   6.  Class A-5 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-5 Notes as a percentage of the          12.084231%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of          59.331821%
the Pool Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $27.02856
   2.   Principal distribution per $1,000               $24.16150
   3.   Interest distribution per $1,000                 $2.86706

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                    6.300000%
   2.   Class B-1 principal balance - beginning    $54,230,006.10
of period
   3.   Accrual convention                                 30/360
   4.   Days in Interest Period                                33

   4.   Class B-1 interest due                        $284,707.53
   5.   Class B-1 interest paid                       $284,707.53
   6.   Class B-1 Interest Carryover Shortfall              $0.00
   7.   Class B-1 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning     $54,230,006.10
of period
   2.  Class B-1 principal - amount due             $2,399,309.89
   3.  Class B-1 principal - amount paid            $2,399,309.89
   4.  Class B-1 principal balance - end of        $51,830,696.21
period
   5.  Class B-1 Principal Carryover Shortfall              $0.00
   6.  Class B-1 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class B-1 Notes as a percentage of the          12.000000%
Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of        71.331821%
the Pool Balance on the Distribution Date

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(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $27.07403
   2.   Principal distribution per $1,000               $24.16147
   3.   Interest distribution per $1,000                 $2.91256

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                    6.400000%
   2.   Class B-2 principal balance - beginning    $51,518,505.78
of period
   3.   Accrual convention                                 30/360
   4.   Days in Interest Period                                33

   4.   Class B-2 interest due                        $274,765.36
   5.   Class B-2 interest paid                       $274,765.36
   6.   Class B-2 Interest Carryover Shortfall              $0.00
   7.   Class B-2 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning     $51,518,505.78
of period
   2.  Class B-2 principal - amount due             $2,279,344.39
   3.  Class B-2 principal - amount paid            $2,279,344.39
   4.  Class B-2 principal balance - end of        $49,239,161.40
period
   5.  Class B-2 Principal Carryover Shortfall              $0.00
   6.  Class B-2 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class B-2 Notes as a percentage of the          11.400000%
Pool Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of          82.731821%
the Pool Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $27.11962
   2.   Principal distribution per $1,000               $24.16154
   3.   Interest distribution per $1,000                 $2.95808

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                      6.500000%
   2.   Class C principal balance - beginning      $33,215,878.74
of period
   3.   Accrual convention                                 30/360
   4.   Days in Interest Period                                33

   4.   Class C interest due                          $179,919.34
   5.   Class C interest paid                         $179,919.34
   6.   Class C Interest Carryover Shortfall                $0.00
   7.   Class C unpaid interest with respect to             $0.00
the Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of    $33,215,878.74
period
   2.  Class C principal - amount due               $1,469,577.31
   3.  Class C principal - amount paid              $1,469,577.31
   4.  Class C principal balance - end of          $31,746,301.43
period
   5.  Class C Principal Carryover Shortfall                $0.00
   6.  Class C unpaid principal with respect to             $0.00
the Distribution Date
   7.  Class C Notes as a percentage of the             7.350000%
Pool Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage          90.081821%
of the Pool Balance on the Distribution Date


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